                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




            Date of Report (Date of earliest reported) JUNE 18, 2001



                      MACKENZIE INVESTMENT MANAGEMENT INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         DELAWARE                     000-17994                 59-2522153
----------------------------         -----------          ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation               File Number)          Identification No.)


    700 SOUTH FEDERAL HIGHWAY, SUITE 300
             BOCA RATON, FL                                          33432
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code    (561) 393-8900


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  Exhibits

         The following exhibit is filed with this report:

EXHIBIT NO.           DESCRIPTION
-----------           -----------

99.1                  Press release dated June 18, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MACKENZIE INVESTMENT MANAGEMENT INC.
                                                  (Registrant)
Date:  JUNE 18, 2001

                                       /s/ KEITH J. CARLSON
                                       -----------------------------------------
                                       Keith J. Carlson
                                       President and Chief Executive Officer


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